UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 26, 2025

Safe Pro Group Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	001-42261	87-4227079
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File No.)	Identification No.)

18305 Biscayne Blvd., Suite 222

Aventura, Florida 33160

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (786) 409-4030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SPAI	The NASDAQ Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report, Safe Pro Group Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved, among other items, the Safe Pro Group Inc. 2025 Stock Plan (the “2025 Plan”). For more information about the 2025 Plan, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 30, 2025 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference.

The foregoing description of the 2025 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2025 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 26, 2025, Safe Pro Group Inc. (the “Company”) held its 2025 Annual Meeting (the “Annual Meeting”). At the Annual Meeting, each director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting, as described below, was approved by the requisite vote of the Company’s stockholders.

The number of shares of common stock that voted on matters presented at the Annual Meeting was 9,028,609, representing approximately 59% of the 15,172,185 shares outstanding as of April 28. 2025, the record date for the Annual Meeting.

The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below. The proposals are described in detail in the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 2025 (the “Proxy Statement”) and are incorporated herein by reference.

1.	Election of Directors Proposal. The vote to elect five Board nominees to the Safe Pro Board, each to serve until the next annual meeting of stockholders of Safe Pro, or until such person’s successor is elected and qualified was as follows:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTE
Daniyel Erdberg	7,704,147	3,005	1,321,457
Pravin Borkar	7,704,117	3,035	1,321,457
Arthur Dean	7,703,672	3,480	1,321,457
John E. Miller	7,703,669	3,483	1,321,457
Lee Van Arsdale	7,703,672	3,480	1,321,457

2.	Appointment of Independent Registered Public Accounting Firm Proposal. The vote to ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was as follows:

FOR	AGAINST	ABSTAIN
9,017,962	10,448	199

3.	Compensation of Named Executives Proposal. The vote to approve, the Safe Pro Group Inc. 2025 Stock Plan as disclosed in the proxy statement was as follows:

FOR	AGAINST	ABSTAIN
7,552,008	116,742	38,402

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Safe Pro Group Inc. 2025 Stock Plan (incorporated by reference to Annex A to the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 30, 2025)
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE PRO GROUP INC.

	By:	/s/ Daniyel Erdberg
	Name:	Daniyel Erdberg
	Title:	Chairman and Chief Executive Officer

Dated: June 27, 2025

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